UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2004

SLM FUNDING LLC

formerly known as SLM FUNDING CORPORATION

(Exact name of registrant as specified in its charter)

Originator of:

the Sallie Mae Student Loan Trust 1996-1,	the SLM Student Loan Trust 2002-3,
the SLM Student Loan Trust 1996-2,	the SLM Student Loan Trust 2002-4,
the SLM Student Loan Trust 1996-3,	the SLM Student Loan Trust 2002-5,
the SLM Student Loan Trust 1996-4,	the SLM Student Loan Trust 2002-6,
the SLM Student Loan Trust 1997-1,	the SLM Student Loan Trust 2002-7,
the SLM Student Loan Trust 1997-2,	the SLM Student Loan Trust 2002-8,
the SLM Student Loan Trust 1997-3,	the SLM Student Loan Trust 2003-1,
the SLM Student Loan Trust 1997-4,	the SLM Student Loan Trust 2003-2,
the SLM Student Loan Trust 1998-1,	the SLM Student Loan Trust 2003-3,
the SLM Student Loan Trust 1998-2,	the SLM Student Loan Trust 2003-4,
the SLM Student Loan Trust 1999-1,	the SLM Student Loan Trust 2003-5,
the SLM Student Loan Trust 1999-2,	the SLM Student Loan Trust 2003-6,
the SLM Student Loan Trust 1999-3,	the SLM Student Loan Trust 2003-7,
the SLM Student Loan Trust 2000-1,	the SLM Student Loan Trust 2003-8,
the SLM Student Loan Trust 2000-2,	the SLM Student Loan Trust 2003-9,
the SLM Student Loan Trust 2000-3,	the SLM Student Loan Trust 2003-10,
the SLM Student Loan Trust 2000-4,	the SLM Student Loan Trust 2003-11,
the SLM Student Loan Trust 2001-1,	the SLM Student Loan Trust 2003-12,
the SLM Student Loan Trust 2001-2,	the SLM Student Loan Trust 2003-14,
the SLM Student Loan Trust 2001-3,	the SLM Student Loan Trust 2004-1,
the SLM Student Loan Trust 2001-4,	the SLM Student Loan Trust 2004-2,
the SLM Student Loan Trust 2002-1,	the SLM Student Loan Trust 2004-3,
the SLM Student Loan Trust 2002-2,	the SLM Student Loan Trust 2004-4, and
the SLM Student Loan Trust 2004-5,

DELAWARE	33-95474/333-2502/333-24949/ 333-44465/333-30932/333-68660/ 333-97247/333-104887	23-2815650
(State or other Jurisdiction of formation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

11600 SALLIE MAE DRIVE

RESTON, VA 20193 MDC 1764

(Address of principal executive offices)

Registrant’s telephone number: (703) 810-7585

Exhibit Index appears on Page 5

Exhibits 99.1a, 99.1b, 99.1c and 99.2 are hereby amended and replaced by the attached exhibits.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1a	SLMA Purchase Agreement, dated as of June 10, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee and SLMA.

99.1b	SLM ELC Purchase Agreement, dated as of June 10, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee and SLM ELC.

99.1c	VG Funding Purchase Agreement, dated as of June 10, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee, VG Funding Eligible Lender Trustee, Sallie Mae, Inc. and VG Funding.

99.2	Sale Agreement, dated as of June 10, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2004	SLM FUNDING LLC

	By:	/s/ MARK L. HELEEN
	Name:	Mark L. Heleen
	Title:	VICE PRESIDENT

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INDEX TO EXHIBITS

99.1a	SLMA Purchase Agreement, dated as of June 10, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee and SLMA.

99.1b	SLM ELC Purchase Agreement, dated as of June 10, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee and SLM ELC.

99.1c	VG Funding Purchase Agreement, dated as of June 10, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee, VG Funding Eligible Lender Trustee, Sallie Mae, Inc. and VG Funding.

99.2	Sale Agreement, dated as of June 10, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

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